                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Section 240.14a-11(c) or Section 240.14a-12


                           ATLANTIC RICHFIELD COMPANY
-------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

-------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

-------------------------------------------------------------------------------
(1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
(5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

-------------------------------------------------------------------------------
     (2)   Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
     (3)   Filing Party:

-------------------------------------------------------------------------------
     (4)   Date Filed:

-------------------------------------------------------------------------------
Notes:

[ARCO LOGO]


ATLANTIC RICHFIELD COMPANY
    A BP AMOCO COMPANY

NOTICE OF 2000
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT



                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                               YOUR PROXY PROMPTLY



                             TUESDAY, JULY 11, 2000
                             10:00 A.M.
                             AON CENTER
                             200 E. RANDOLPH DRIVE
                             CHICAGO, ILLINOIS 60601

                                NOTICE OF MEETING

                                   [ARCO LOGO]

                           ATLANTIC RICHFIELD COMPANY
                               A BP AMOCO COMPANY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:         July 11, 2000              MATTERS TO BE VOTED UPON
TIME:         10:00 a.m.
PLACE:        Aon Center                 1. Election of five directors
              200 E. Randolph Drive      2. Ratification of the appointment of
              Chicago, Illinois 60601       Ernst & Young LLP (Ernst & Young)
                                            as independent auditors
RECORD
DATE:         June 2, 2000



DOCUMENTS INCLUDED IN THIS MAILING

1.  Notice of Meeting and Proxy Statement
2.  Proxy Card
3.  ARCO's Annual Report on Form 10-K for the year ended
    December 31, 1999 (Annual Report)
4   Voting  Instructions
5.  Reply Envelope

DANIEL B. PINKERT                                    Chicago, Illinois
Corporate Secretary                                  June 8, 2000

                            PROPOSALS TO BE VOTED ON

1.     ELECTION OF DIRECTORS

       ITEM 1 ON PROXY CARD

Nominees for re-election are the three members currently serving on the board. Each nominee has consented to serve for a one-year term. You can find the biographies of each nominee beginning on page 7.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

2.     APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG

       ITEM 2 ON PROXY CARD

Ernst & Young have been appointed to serve as the company's independent auditors for 2000.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG.

                            CHANGE OF CONTROL OF ARCO

MERGER OF ARCO AND BP AMOCO

On April 18, 2000, the combination of BP Amoco p.l.c. (BP Amoco) and ARCO was completed by the merger of Prairie Holdings, Inc (a subsidiary of BP Amoco) with and into ARCO, pursuant to the terms of the merger agreement dated March 31, 1999, as amended through March 27, 2000 (Merger Agreement). Pursuant to the Merger Agreement, each share of outstanding common stock of ARCO (except for any such shares owned by BP Amoco, ARCO or any subsidiary of BP Amoco or ARCO) was converted into the right to receive 1.64 BP Amoco American Depositary Shares (ADS Shares).

In addition, the outstanding ARCO common stock was delisted from the New York Stock Exchange and other exchanges on which it had been listed. In connection with the merger, on April 18, 2000, ARCO issued 324,711,290 new shares of common stock to BP Amoco. Later on April 18, 2000, BP Amoco transferred all such shares to BP America Inc., a wholly owned subsidiary of BP Amoco (BP America), so that BP Amoco owns indirectly all of the currently outstanding common stock of ARCO. As the holder of all the outstanding common stock of ARCO, none of which is publicly traded, BP Amoco is the controlling shareholder of ARCO.

ARCO's outstanding shares of $2.80 and $3.00 Preference Stock remain listed on the New York Stock Exchange and on the Pacific Stock Exchange. Pursuant to the Merger Agreement, each share of $2.80 Preference Stock became convertible into
7.872 ADS Shares and each share of $3.00 Preference Stock became convertible into 22.304 ADS Shares.

Also in connection with the merger, all of ARCO's directors and officers who served prior to April 18, 2000, who are listed in the Annual Report included with this mailing, resigned concurrently with the effective date of the merger, April 18, 2000. Effective April 18, 2000, and pursuant to the Merger Agreement, as amended, the directors of Prairie Holdings, Inc became the directors of ARCO. The directors of ARCO now are:

                                                     Robert D. Agdern
                                                     John F. Campbell
                                                     James G. Nemeth

You can find more information about ARCO's current directors on pages 7 and 8 of this proxy statement.

Effective April 18, 2000, the following officers were elected as executive officers of ARCO:

President............................................   Robert D. Agdern
Chief Financial Officer and Vice President...........   Eileen A. Kamerick
Executive Vice President.............................   David H. Welch
Executive Vice President.............................   Roger E. Williams

All of the current directors and officers of ARCO are employees of a subsidiary company of BP Amoco other than ARCO. None of these individuals own any shares of ARCO common or preference stocks, and none of them receive any compensation from ARCO.

You can find more information about the former directors and executive officers of ARCO, including their compensation for 1999, in the Annual Report included in this proxy mailing.

CHANGE OF INDEPENDENT ACCOUNTANTS OF ARCO

On April 18, 2000, in connection with the combination of ARCO and BP Amoco, PricewaterhouseCoopers LLP (PwC) resigned as ARCO's independent accountants. Ernst & Young, who currently act as independent accountants for BP Amoco, were appointed as ARCO's independent accountants on April 27, 2000.

During ARCO's two most recent fiscal years and through the date of the resignation of PwC as ARCO's independent accountants, neither of PwC's reports on the financial statements for the fiscal years ended December 31, 1998 and December 31, 1999 contained an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles, nor have there been any "disagreements" or "reportable events" within the meaning of Item 304(a) of Regulation S-K of the Securities

Exchange Act of 1934. Both PwC and Ernst & Young have reviewed this proxy description and are in agreement with it.

STATUS OF ARCO AS A LISTED COMPANY ON THE NYSE AND AS A REPORTING COMPANY PURSUANT TO THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION

Currently, ARCO remains a "reporting company" within the meaning of the Securities Exchange Act of 1934, primarily because the Preference Stocks remain listed on the NYSE and Pacific Stock Exchanges. As a reporting company, ARCO continues to file quarterly reports on Form 10-Q, special reports on Form 8-K, and Annual Reports on Form 10-K. These reports can be found on the internet through the EDGAR system of the Securities and Exchange Commission (SEC) at www. sec.gov.

BP Amoco has advised ARCO that it is considering making a request to the SEC for an exemption from the rules requiring ARCO to file quarterly and annual reports, including separate financial statements, with the SEC. Such an exemption would be based on the guarantee by BP Amoco of all of ARCO's obligations related to the Preference Stocks. These obligations include the payment of the quarterly dividends, including the payment of accrued and unpaid dividends, if any, the payment of the redemption prices of $82.00 for the $3.00 Preference Stock and $70.00 for the $2.80 Preference Stock, and the payment of the liquidation prices of $80.00 for the $3.00 Preference Stock and $70.00 for the $2.80 Preference Stock. If the SEC were to grant the requested exemption, then ARCO would de-list the Preference Stocks from the NYSE and the Pacific Stock Exchange and cease filing reports with the SEC. In such event, BP Amoco would include summarized financial information regarding ARCO in its reports filed with the SEC.

If the request is made, neither ARCO nor BP Amoco can predict whether, or when, the SEC would grant the requested exemption. In the event the request is not made or the exemption is not granted, BP Amoco has advised ARCO that it will consider whether or not to redeem the outstanding Preference Stocks at the redemption prices specified above pursuant to the terms of the Certificate of Incorporation of ARCO.

RELATIONSHIP BETWEEN ARCO AND ITS CONTROLLING STOCKHOLDER FOLLOWING THE MERGER

Pursuant to the terms of the Merger Agreement, BP Amoco agreed to assume certain obligations of ARCO, all relating to compensation and other employee benefit matters, following the merger. These were described at length in ARCO's Proxy Statement related to its Special Meeting of Stockholders held on August 30, 1999, a copy of which is hereby incorporated by reference (Special Proxy). All holders of record of Preference Stocks on July 9, 1999 received copies of the Special Proxy.

INCORPORATION BY REFERENCE

ARCO hereby incorporates by reference into this Proxy Statement the Special Proxy and all documents filed with the SEC since March 1, 2000, the date of filing of the Annual Report, up to and through the date of the Annual Meeting. These documents can be found on the internet on the SEC's EDGAR system at www.sec.gov. Paper copies of these documents may also be requested by calling Stockholder Relations of BP America at 1-800-638-5672.

                            VOTING AT ANNUAL MEETING

In accordance with the rules of the New York Stock Exchange, your Board of directors is soliciting proxies for the 2000 Annual Meeting of Stockholders. The Board set June 2, 2000 as the record date for the meeting. Stockholders who owned Preference Stocks and common stock of record on that date are entitled to vote at and attend the meeting. BP America, the holder of all the outstanding common stock, is entitled to one vote per share for each of the 324,711,290 shares of common stock it holds. Holders of the 38,668 shares of $3.00 Preference Stock outstanding on the record date are entitled to 16 votes per share, or a total of 618,688 votes. Holders of the 456,984 shares of $2.80 Preference Stock outstanding on the record date are entitled to 4 votes per share, or a total of 1,827,936 votes. All shares of common and Preference Stocks vote together as one class. BP America will be able to cast a majority of the votes at the meeting. BP America has advised the Board of Directors of ARCO that it intends to cast its votes in favor of election of the directors and ratification of the approval of Ernst & Young as the independent auditors of ARCO.

Voting materials, which include the Proxy Statement, proxy card and Annual Report, are being mailed to stockholders beginning June 8, 2000.

You are receiving this Proxy Statement and proxy card and Annual Report from us because you own shares of Preference Stock of ARCO. BP America, as the holder of all the outstanding common stock of ARCO and controlling stockholder, is also receiving these materials.

When you cast your vote using the proxy card via telephone, the internet, or mail, you also appoint Daniel B. Pinkert and Robert D. Agdern as your representatives, or proxies, at the meeting. They will vote your shares at the meeting as you have instructed them on the proxy card.

If an issue comes up for vote at the meeting that is not on the proxy card, Messrs. Pinkert and Agdern will vote your shares, under your proxy, in accordance with their best judgment.

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

You may choose one of three ways to cast your vote using the proxy card:

  1.  BY TELEPHONE: Call 1-877-779-8683 toll free from the US and Canada.

  2.  VIA THE INTERNET: Access the Worldwide Web site at www.eproxyvote.com/arc.

  3. BY MAIL: Complete, date, sign and mail the proxy card in the enclosed postage pre-paid envelope.

Voting by telephone and via the internet is available 24 hours a day, 7 days a week, until 12:00 midnight on July 10, 2000, at which time electronic voting will be closed for vote tabulation.

You may vote in person at the meeting. We will pass out written ballots to anyone who wants to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your bank or stockbroker in order to vote at the meeting.

If you do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote FOR election of all the nominees for director (ITEM 1). If you "withhold" your vote for any of the nominees, that vote will be counted for purposes of determining the presence or absence of a quorum, but will have no other legal effect. If you leave Item 2 blank, the proxies will vote FOR ratification of the appointment of Ernst & Young (ITEM 2).

If you change your mind after casting your vote, you can revoke your proxy by writing to us, by voting again via mail, telephone or the internet, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

Shares are counted as present at the meeting if the stockholder either:

       o   is present and votes in person at the meeting, or

       o   has properly voted by mail, telephone or internet.

A majority of the company's outstanding shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast constitutes a quorum for adopting the proposals at the Annual Meeting. A representative of BP America will be present at the meeting by proxy and will cast all of its votes in favor of the election of directors and ratification of appointment of Ernst & Young.

Employees of Equiserve will tabulate the votes and act as the inspectors of the election.

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

Brokerage firms have authority under New York Stock Exchange rules to vote customers' unvoted shares on certain "routine" matters, including election of directors.

If you do not vote your proxy, your brokerage firm may either:

       o   vote your shares on routine matters, or

       o   leave your shares unvoted.

When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote customers' shares on non-routine matters. Accordingly, these shares are considered not entitled to vote on non-routine matters, rather than as a vote against the matter.

We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2000. We will file that report with the Securities and Exchange Commission. You can get a copy by contacting the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room or through the EDGAR system at www.sec.gov.

No one has been hired to solicit proxies for the meeting.

YOU MAY CALL EQUISERVE AT 1-800-756-8200 OR VISIT THEIR WEBSITE AT WWW.EQUISERVE.COM.

                              ELECTION OF DIRECTORS

                              ITEM 1 ON PROXY CARD

The number of directors constituting the whole Board is currently three. The Board of Directors has selected all three of the members currently serving on the Board as nominees for election at the 2000 Annual Meeting of Stockholders.

                                                     Robert D. Agdern
                                                     John F. Campbell
                                                     James G. Nemeth

Directors elected at the Annual Meeting will hold office for a one-year term. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the three nominees.

All nominees have consented to serve as directors. The Board of Directors has no reason to believe that any of the nominees will be unable to act as a director. However, if any director is unable to stand for re-election, the Board may either reduce the size of the Board or designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

NOMINEES FOR DIRECTOR

The information set forth below includes the age of each nominee as of the date of the meeting.

ROBERT D. AGDERN, 50

Director and President of ARCO since April 18, 2000. President of BP America Inc. and of BP Amoco Corporation, two wholly owned subsidiaries of BP Amoco since April 2000 and Vice President and General Counsel of both companies from April 1999-April 2000. Between 1975 and April 1999, Mr. Agdern has held various positions with Amoco Corporation.

JOHN F. CAMPBELL, 57

Director of ARCO since April 18, 2000. Senior Vice President, Human Resources, BP Amoco Corporation, since 1999; Senior Vice President, Amoco Corporation, since 1998; Vice President, Human Resources (Chemicals), Amoco Corporation from 1994-1998.

JAMES G. NEMETH, 42

Director of ARCO since April 18, 2000. Vice President and General Tax Officer of BP Amoco Corporation since April 1999; General Tax Officer of BP America Inc. since June 1996; Head of Taxation of BP Australia Ltd, a wholly owned subsidiary of BP Amoco, between October 1993 and June 1996.

REQUIRED VOTE

Nominees will be elected who receive a vote equal to a plurality of the shares of stock represented at the meeting. Your Board recommends a vote FOR the nominees listed above. Votes withheld for directors will be counted for purposes of determining the presence or absence of a quorum, but have no other legal effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

COMPENSATION OF DIRECTORS

None of the members of the Board of Directors receives any compensation from ARCO for their services. All of the members of the Board are employees of BP Amoco or wholly owned subsidiaries other than ARCO.

NUMBER OF BOARD MEETINGS DURING 1999

The former ARCO Board of Directors met 14 times during 1999.

COMMITTEES OF THE BOARD

Concurrently with the resignation of the former ARCO directors on April 18, 2000, all committees of the Board were eliminated.

VOTING STOCK OWNED BY "BENEFICIAL OWNER"

The following is the only entity known by ARCO to own beneficially more than five percent of any class of the company's voting securities as of June 1, 2000:

--------------------------------------------------------------------------------
 TITLE OF CLASS      NAME AND ADDRESS     NUMBER OF SHARES     PERCENT OF CLASS
--------------------------------------------------------------------------------
Common Stock      BP Amoco                324,711,290(*)             100%
                  Britannic House
                  1 Finsbury Circus
                  London EC2M 7lBA
--------------------------------------------------------------------------------

* The number of shares of common stock, none of which are registered with the SEC or publicly traded, is based on information furnished to ARCO by BP Amoco. These shares are owned by BP Amoco through BP America, a wholly owned Delaware subsidiary of BP Amoco. BP Amoco has indirect sole voting, dispositive and investment power over the common stock of ARCO, and is the controlling shareholder of ARCO. See information under the caption "Change of Control of ARCO" found on pages 1-2 of this Proxy Statement.

           STOCK OF BP AMOCO OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

None of the directors or executive officers of ARCO owns any shares of the common or Preference Stocks of ARCO. As employees of subsidiaries of BP Amoco other than ARCO, they participate in United States employee stock compensation plans. This table indicates the number of ADS Shares of BP Amoco, the indirect controlling shareholder of ARCO, owned by the executive officers and directors as of June 1, 2000. This number includes options exercisable within 60 days of June 1, 2000. The total number of shares in BP Amoco owned by all directors and executive officers is less than 1%. Each individual has sole voting and investment power for the shares indicated below.

--------------------------------------------------------------------------------
                                               AGGREGATE NUMBER OF ADS SHARES
                                                      BENEFICIALLY OWNED
               NAME                                  AS OF JUNE 1, 2000(1)
--------------------------------------------------------------------------------
Robert D. Agdern (2)......................                  176,395
John F. Campbell..........................                  198,808
Eileen A. Kamerick........................                   17,359
James G. Nemeth...........................                    4,041
David H. Welch............................                  113,265
Roger E. Williams.........................                   20,966
All directors and executive officers as a
group.....................................                  530,834
--------------------------------------------------------------------------------
     (1) Includes options exercisable within 60 days of June 1, 2000 as follows: Mr. Agdern, 161,973; Mr. Campbell, 190,749; Ms. Kamerick, 16,802; Mr. Nemeth, 1,142; Mr. Welch, 103,461; and Mr. Williams, 13,632.

     (2) Includes 3,222 shares held jointly with his spouse, as to which Mr. Agdern shares investment and voting power.

                               INDEPENDENT AUDITOR

              PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG

                              ITEM 2 ON PROXY CARD

Following the combination of ARCO and BP Amoco, the Board appointed Ernst & Young as the independent auditors of ARCO. Ernst & Young has also acted as the independent auditor for BP Amoco for many years. The Board believes that Ernst & Young's long-term knowledge of BP Amoco and its subsidiaries is valuable to ARCO, now that it is controlled by BP Amoco. Representatives of Ernst & Young have direct access to the Board of Directors of ARCO.

REQUIRED VOTE

The proposal will be approved if it receives the affirmative vote of a majority of the shares of common stock and Preference Stocks of the company represented in person or by proxy at the meeting, voting together as one class.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                OTHER INFORMATION

THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

In the event the Preference Stocks are delisted and ARCO ceases to file reports with the SEC, ARCO will no longer be obligated by the SEC's proxy rules to consider shareholder proposals for inclusion in a proxy.

See CHANGE OF CONTROL OF ARCO--STATUS OF ARCO AS A REPORTING COMPANY on page 4 of this Proxy Statement.

ADDITIONAL INFORMATION AVAILABLE

See CHANGE OF CONTROL OF ARCO--INCORPORATION OF DOCUMENTS BY REFERENCE on page 4 of this Proxy Statement.

By order of the Board of Directors




Daniel B. Pinkert
Corporate Secretary

Chicago, Illinois
June 8, 2000

[ARCO LOGO]
  A BP AMOCO COMPANY       213-486-3511           NYSE Stock Symbol: ARC


                                      [RECYCLE LOGO] Printed on Recycled Paper

          Please mark
    /X/   votes as in this
          example.

     THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2.

-------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BOTH PROPOSALS.
-------------------------------------------------------------------------------
                         FOR    WITHHELD                                                                  FOR      AGAINST   ABSTAIN

                         ----- ---------                                                                  ----     -------   -------
1. Election of                                           Nominees                 2. The Appointment of
   Directors for a                                       01 John F. Campbell         Ernst & Young        ----     -------   -------
   one-year term         ----- ---------                 02 Robert D. Agdern, and    as auditors
For, except vote withheld from the following nominee(s): 03 James G. Nemeth


--------------------------------


                                                                                                                             ------
                                                                                     For comments or change of address.
                                                                                                                             ------

                                                                                                                             ------
                                                                                     I plan to attend the meeting.
                                                                                                                             ------

SIGNATURE(S)____  ___________________________________________________________________________ DATE________
NOTE: Please sign exactly as name appears hereon.  Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian please give full title as such.
-----------------------------------------------------------------------------------------------------------------------------------
                        PLEASE CAREFULLY DETACH HERE AND RETURN THIS PROXY IN THE ENCLOSED REPLY ENVELOPE

Dear Shareholder:

An Annual Meeting of shareholders of Atlantic Richfield Company preference shares will be held on July 11, 2000 to vote on the proposals detailed in our Proxy Statement. You are receiving this Proxy Statement and proxy card and Annual Report from us because you own shares of Preference Stock of ARCO. BP America, as the holder of all the outstanding common stock of ARCO and controlling stockholder, is also receiving these materials.

We urge you to promptly complete, sign, date and return the proxy card in the envelope provided OR take advantage of new and convenient ways by which you can vote your shares either by telephone or via the Internet. This eliminates the need to return the proxy card.

To vote your shares by telephone or via the Internet, you must have your proxy card and social security number available. The series of numbers that appear on the top of your proxy card must be used to access the system.

1. To vote by telephone: On a touch-tone telephone call 1-877-779-8683 toll free from the US and Canada.

2. To vote via the Internet: Access the World Wide Web site http://www.eproxyvote.com/arcpa.

Voting by telephone and via Internet is available 24 hours a day, 7 days a week, until 12 midnight on July 10, 2000, at which time electronic voting will be closed for vote tabulation. Your vote by telephone or via the Internet authorizes the named proxies in the same manner as if you completed, signed, dated and mailed the proxy card. If you choose to vote your shares by telephone or via the Internet, there is no need for you to mail back your proxy card.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                     PROXY

                           ATLANTIC RICHFIELD COMPANY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING ON JULY 11, 2000.

The undersigned hereby constitutes and appoints Robert D. Agdern and Daniel B. Pinkert, and each of them, true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of stockholders of ATLANTIC RICHFIELD COMPANY to be held at the AON Center, 200 E. Randolph Drive, Chicago, Illinois 60601 on Tuesday, July 11, 2000 at 10:00 a.m. local time, and at any adjournments thereof, in the manner directed on this proxy, and in their discretion on all other matters properly coming before the Annual Meeting.

                                                   COMMENTS OR CHANGE OF ADDRESS
                                                   _____________________________
                                                   _____________________________
                                                   _____________________________
                                                   _____________________________

                                                   (If you have written in the
                                                   above space, please mark the
                                                   corresponding box on the
                                                   reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. THIS PROXY CANNOT BE VOTED UNLESS YOU SIGN AND RETURN IT.

----------------
SEE REVERSE SIDE
----------------

          -------------------------------------------------------------
                              FOLD AND DETACH HERE